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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  October 23, 1998
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                         CenterPoint Properties Trust
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            (Exact name of registrant as specified in its charter)



       Maryland                      1-12630                  36-3910279
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    (State or other              Commission File           (I.R.S. Employer
     jurisdiction                     Number             Identification No.)
    of incorporation)



                  1808 Swift Road, Oak Brook, Illinois 60523
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                   (Address of principal executive offices)

       Registrant's telephone number, including area code (630) 586-8000
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        (Former name or former address, if changed since last report.)


ITEM 5.   OTHER EVENTS.

     On April 3, 1998, CenterPoint Properties Trust (the "Company") filed a registration statement on Form S-3, Registration Statement No. 333-49359 (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") relating to the public offering, pursuant to Rule 415 under the Securities Act of 1933, as amended (the "1933 Act"), of up to an aggregate of $500,000,000 in common shares, preferred shares, debt securities and warrants of the Company. On April 13, 1998, the Commission declared the Registration Statement effective. (The Registration Statement and definitive prospectus contained therein are collectively referred to as the "Prospectus.")

     The Company is filing on the date hereof a supplement to the Prospectus, dated October 23, 1998 (the "Supplement"), relating to the issuance and sale from time to time of up to $250,000,000 aggregate principal amount of the Company's Medium-Term Notes, Series A (the

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"Notes").  The Notes will be offered from time to time by the Company to or through Lehman Brothers Inc., First Chicago Capital Markets, Inc. and NationsBanc Montgomery Securities, LLC, as agents (the "Agents").

     In connection with the filing of the Supplement with the Commission, the Company is filing certain exhibits as part of this Form 8-K, including the Distribution Agreement relating to such offering. See "Item 7. Exhibits."

ITEM 7.   EXHIBITS.

     (c)  Exhibits


          1.1  Form of Distribution Agreement dated October 23, 1998 between the
               Company and the Agents.

          1.2  Form of Calculation and Exchange Rate Agent Agreement between the
               Company and U.S. Bank Trust National Association, as agent.

          1.3 Form of Company Order to U.S. Bank Trust National Association, as trustee (the "Trustee").

          4.3  Form of Senior Securities Indenture (incorporated by reference from the Company's Form S-3 Registration Statement (File No. 333-49359)).

          4.7  Form of Second Supplemental Indenture dated as of October 23,
               1998 between the Company and the Trustee.

          5 Opinion Letter of Ungaretti & Harris regarding the validity of the Notes.

          8    Opinion Letter of Ungaretti & Harris regarding tax matters.

          12   Computation of Ratio of Earnings to Fixed Charges.

          23.1 Consent of Ungaretti & Harris (included as part of Exhibit 5).

          25   Statement of Eligibility of Trustee.
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                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       CENTERPOINT PROPERTIES TRUST
                                       (Registrant)


Dated: October 23, 1998                By: /s/ John S. Gates, Jr.
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                                          John S. Gates, Jr.
                                          President,
                                          Chief Executive Officer and
                                          Trustee